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                                                                 EXHIBIT 10.4a

                              THE LEAP GROUP, INC.

                     FIRST AMENDMENT TOTHE LEAP GROUP, INC.
                      EMPLOYEE INCENTIVE COMPENSATION PLAN

                                  JUNE 3, 1997

This First Amendment (the "Amendment") to The Leap Group, Inc. Employee Incentive Compensation Plan (the "Plan") is hereby established by The Leap Group, Inc. (the "Company"), effective as of June 3, 1997.

Whereas, the Board of Directors and stockholders of the Company have approved an amendment to the Plan which would increase the number of shares of Common Stock available for issuance thereunder from 2,000,000 to 3,500,000;

The first sentence of Section 4.1 of the Plan is hereby amended to delete the number "2,000,000" therein and replace it with the number "3,500,000".

Following this Amendment, the Plan shall remain in fullforce and effect as amended hereby.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer on this third day of June, 1997.

                                                  THE LEAP GROUP, INC.

                                                  /s/ Fred Smith
                                                  -------------------------
                                                  Frederick Smith
                                                  Chief Operating Officer